CSFB

           CREDIT SUISSE FIRST BOSTON

HOME EQUITY ASSET TRUST 2004-2

DERIVED INFORMATION   2/19/04

[$330,000,000]

Senior, Mezzanine & Subordinate Bonds Offered

(Approximate)

[$800,000,050]

Total Certificates Offered & Non-Offered

Home Equity Pass-Through Certificates, Series 2004-2

Credit Suisse First Boston Mortgage Securities Corp.

Depositor

[TBD]

Trustee

The information contained in the attached materials is referred to as the “Information”.

The Information has been provided by Credit Suisse First Boston.  Neither the Issuer of the certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the Information herein.  The Information contained herein is preliminary and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission.

The Information contained herein will be superseded by the description of the mortgage pool contained in the prospectus supplement relating to the certificates.

The Information addresses only certain aspects of the applicable certificate’s characteristics and thus does not provide a complete assessment.  As such, the Information may not reflect the impact of all structural characteristics of the certificate.  The assumptions underlying the Information, including structure and collateral, may be modified from time to time to reflect changed circumstances.

Although a registration statement (including the prospectus) relating to the certificates discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the certificates discussed in this communication has not been filed with the Securities and Exchange Commission.  This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any offer or sale of the certificates discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.  Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the certificates discussed in this communication for definitive Information on any matter discussed in this communication.  Any investment decision should be based only on the data in the prospectus and the prospectus supplement (“Offering Documents”) and the then current version of the Information.  Offering Documents contain data that is current as of their publication dates and after publication may no longer be complete or current.  A final prospectus and prospectus supplement may be obtained by contacting the Credit Suisse First Boston Trading Desk at (212) 538-8373.

CSFB

           CREDIT SUISSE FIRST BOSTON

HOME EQUITY ASSET TRUST 2004-2

Statistical Collateral Summary – Aggregate Collateral

All information on the Mortgage Loans is approximate, includes a portion of the prefunding, and is based off of rolled scheduled balances as of the 3/01/04 cutoff date.  Approximately 7.4% of the mortgage loans do not provide for any payments of principal in the first two, three or five years following origination.  The final numbers will be found in the prospectus supplement.   Thirty day delinquencies and sixty day delinquencies will represent less than 1.5% and 0.5% of the Mortgage Loans, respectively.  The Original Loan-to-Value (OLTV) ratio displayed in the tables below employs the Combined Loan-to-Value (CLTV) ratio in the case of second liens.

Total Number of Loans	5,019
Total Outstanding Loan Balance	$798,654,996	*	Min	Max
Average Loan Current Balance	$159,126		$4,877	$709,750
Weighted Average Original LTV	80.5%	**
Weighted Average Combined LTV	87.7%
Weighted Average Coupon	7.40%		4.55%	13.40%
Arm Weighted Average Coupon	7.32%
Fixed Weighted Average Coupon	7.73%
Weighted Average Margin	6.50%		1.14%	11.00%
Weighted Average FICO (Non-Zero)	633
Weighted Average Age (Months)	3
% First Liens	98.3%
% Second Liens	1.7%
% Arms	80.0%
% Fixed	20.0%
% of Loans with Mortgage Insurance	1.0%

*

Total collateral will be $800,000,050

**

Note, for second liens, CLTV is employed in this calculation.

	# of	% of	Total					% Full	% Owner	% 2nd	% Cash
Scheduled Balance	Loans	Sched_Bal	Sched_Bal	WAC	WAM	FICO	OLTV	Doc	Occ	Lien	out
0.01 - 25,000.00	127	0.2	1,870,507	11.66	187	616	93.0	70.5	89.3	93.9	23.9
25,000.01 - 50,000.00	239	1.2	9,436,631	9.49	321	620	81.3	60.3	78.1	32.3	47.4
50,000.01 - 75,000.00	562	4.5	35,676,309	8.46	344	616	81.2	60.8	84.5	10.1	40.9
75,000.01 - 400,000.00	3,943	85.3	681,259,094	7.36	356	633	80.4	44.9	92.7	0.7	44.1
400,000.01 - 500,000.00	117	6.6	52,517,500	6.97	358	639	81.3	53.7	95.9	0.0	52.4
500,000.01 - 600,000.00	24	1.7	13,269,526	6.85	358	641	82.0	65.7	100.0	0.0	65.7
600,000.01 - 700,000.00	6	0.5	3,915,679	6.69	358	648	74.7	49.7	100.0	0.0	66.3
700,000.01 - 800,000.00	1	0.1	709,750	6.65	358	671	85.0	100.0	100.0	0.0	100.0
Total:	5,019	100.0	798,654,996	7.40	354	633	80.5	46.8	92.5	1.7	45.0

	# of	% of	Total					% Full	% Owner	% 2nd	% Cash
FICO	Loans	Sched_Bal	Sched_Bal	WAC	WAM	FICO	OLTV	Doc	Occ	Lien	out
<= 0	3	0.1	498,799	8.30	355	0	80.0	15.3	100.0	0.0	0.0
451 - 475	1	0.0	93,891	8.87	358	465	58.0	100.0	100.0	0.0	100.0
476 - 500	7	0.2	1,253,580	9.04	358	500	73.3	100.0	100.0	0.0	72.7
501 - 525	261	4.5	35,806,654	8.27	357	515	74.9	80.8	96.8	0.0	76.0
526 - 550	316	5.9	47,288,725	8.16	356	539	75.4	63.4	98.0	0.0	77.0
551 - 575	558	9.4	74,856,873	8.05	354	564	79.7	67.5	95.6	0.5	62.9
576 - 600	631	11.6	92,439,803	7.58	355	587	81.1	60.8	94.6	1.5	67.2
601 >=	3,242	68.4	546,416,671	7.16	354	666	81.4	37.9	91.0	2.1	34.0
Total:	5,019	100.0	798,654,996	7.40	354	633	80.5	46.8	92.5	1.7	45.0

CSFB

           CREDIT SUISSE FIRST BOSTON

HOME EQUITY ASSET TRUST 2004-2

	# of	% of	Total					% Full	% Owner	% 2nd	% Cash
Original LTV (OLTV)	Loans	Sched_Bal	Sched_Bal	WAC	WAM	FICO	OLTV	Doc	Occ	Lien	out
<= 80.00	3,349	70.2	560,568,496	7.27	356	638	76.6	39.2	92.1	0.0	39.9
80.01 - 85.00	500	10.3	82,339,239	7.51	356	603	84.5	56.1	91.8	0.3	67.4
85.01 - 90.00	600	12.2	97,659,069	7.47	358	616	89.7	74.4	92.3	0.1	57.9
90.01 - 95.00	242	3.4	27,151,188	7.55	347	646	94.7	84.0	95.9	4.8	61.3
95.01 - 100.00	328	3.9	30,937,004	9.27	317	667	99.8	41.5	99.4	37.1	23.0
Total:	5,019	100.0	798,654,996	7.40	354	633	80.5	46.8	92.5	1.7	45.0

	# of	% of	Total					% Full	% Owner	% 2nd	% Cash
Occupancy	Loans	Sched_Bal	Sched_Bal	WAC	WAM	FICO	OLTV	Doc	Occ	Lien	out
Primary	4,538	92.5	739,018,631	7.39	354	631	80.8	46.4	100.0	1.8	44.5
Second Home	29	0.4	3,326,120	7.41	355	658	78.9	25.6	0.0	0.7	39.2
Investment	452	7.1	56,310,245	7.56	355	661	77.6	53.3	0.0	0.4	51.8
Total:	5,019	100.0	798,654,996	7.40	354	633	80.5	46.8	92.5	1.7	45.0

Documentation Type	# of Loans	% of Sched_Bal	Total Sched_Bal	WAC	WAM	FICO	OLTV	% Full Doc	% Owner Occ	% 2nd Lien	% Cash out
Full	2,560	46.8	374,079,021	7.31	354	613	81.6	100.0	91.7	1.8	55.6
Reduced	1,303	27.9	222,917,057	7.49	355	663	80.8	0.0	92.3	1.9	14.4
No Income/ No Asset	44	0.9	7,100,949	7.52	355	671	74.8	0.0	90.9	0.0	59.6
Stated Income / Stated Assets	1,112	24.4	194,557,969	7.49	355	635	78.4	0.0	94.3	1.2	59.3
Total:	5,019	100.0	798,654,996	7.40	354	633	80.5	46.8	92.5	1.7	45.0

	# of	% of	Total					% Full	% Owner	% 2nd	% Cash
Rate	Loans	Sched_Bal	Sched_Bal	WAC	WAM	FICO	OLTV	Doc	Occ	Lien	out
<= 10.00000	4,658	97.7	780,049,104	7.31	356	634	80.3	46.7	92.5	0.4	45.3
10.00001 - 10.50000	56	0.6	4,911,346	10.31	346	591	82.4	56.7	87.6	15.8	35.2
10.50001 - 11.00000	83	0.7	5,662,837	10.83	308	598	87.9	67.3	98.1	52.9	38.2
11.00001 - 11.50000	30	0.2	1,692,515	11.33	279	596	85.9	61.1	94.1	52.2	25.3
11.50001 - 12.00000	88	0.3	2,641,099	11.85	231	608	94.0	63.2	94.0	84.7	29.2
12.00001 - 12.50000	37	0.1	1,177,167	12.33	239	627	95.5	43.3	93.3	89.0	35.1
12.50001 - 13.00000	53	0.2	1,919,589	12.86	230	649	99.0	4.4	98.3	100.0	11.7
13.00001 - 13.50000	14	0.1	601,340	13.16	234	633	100.0	0.0	100.0	100.0	12.7
Total:	5,019	100.0	798,654,996	7.40	354	633	80.5	46.8	92.5	1.7	45.0

	# of	% of	Total					% Full	% Owner	% 2nd	% Cash
Loan Purpose	Loans	Sched_Bal	Sched_Bal	WAC	WAM	FICO	OLTV	Doc	Occ	Lien	out
Purchase	2,500	49.2	392,656,871	7.41	354	660	82.1	35.1	93.5	2.8	0.0
Refinance - Rate Term	330	5.8	46,514,304	7.60	354	607	81.3	60.7	92.2	0.2	0.0
Refinance - Cashout	2,189	45.0	359,483,821	7.37	355	607	78.7	57.8	91.5	0.6	100.0
Total:	5,019	100.0	798,654,996	7.40	354	633	80.5	46.8	92.5	1.7	45.0

	# of	% of	Total					% Full	% Owner	% 2nd	% Cash
DTI Ratio	Loans	Sched_Bal	Sched_Bal	WAC	WAM	FICO	OLTV	Doc	Occ	Lien	out
<= 40.00	1,995	36.2	288,713,798	7.44	355	632	79.4	48.3	89.0	1.0	50.8
40.01 - 45.00	1,427	30.6	244,472,602	7.36	355	646	80.6	31.9	96.3	1.3	34.2
45.01 - 50.00	1,369	28.6	228,131,946	7.41	353	625	82.1	57.0	93.5	2.8	46.6
50.01 - 55.00	219	4.5	35,816,406	7.42	355	607	79.0	71.4	88.6	2.1	61.0
55.01 - 60.00	7	0.1	1,172,457	7.07	357	646	81.6	63.3	100.0	0.0	69.9
60.01 >=	2	0.0	347,787	7.29	355	591	76.4	18.5	100.0	0.0	81.5
Total:	5,019	100.0	798,654,996	7.40	354	633	80.5	46.8	92.5	1.7	45.0

CSFB

           CREDIT SUISSE FIRST BOSTON

HOME EQUITY ASSET TRUST 2004-2

Original Penalty Period	# of	% of	Total					% Full	% Owner	% 2nd	% Cash
(Months)	Loans	Sched_Bal	Sched_Bal	WAC	WAM	FICO	OLTV	Doc	Occ	Lien	out
0	797	14.2	113,328,016	7.81	353	637	80.7	35.7	90.3	2.4	38.9
6	14	0.2	1,996,393	8.13	356	642	80.9	27.7	55.6	0.0	30.3
12	189	4.7	37,500,897	7.63	354	633	80.3	40.7	90.8	2.1	47.6
21	165	5.3	42,336,574	6.84	358	668	79.8	58.9	99.2	0.0	31.7
24	2,119	40.7	324,844,261	7.41	354	619	81.1	55.7	94.4	2.4	52.3
30	4	0.1	1,016,586	7.27	358	601	79.5	53.4	100.0	0.0	34.0
33	42	1.3	10,331,362	6.83	358	653	81.1	63.7	92.0	0.0	37.8
36	1,509	29.6	236,638,658	7.30	355	640	80.1	40.4	91.9	0.8	40.8
48	3	0.1	513,264	7.88	357	519	78.9	82.5	82.5	0.0	100.0
60	177	3.8	30,148,985	7.34	352	663	79.0	28.5	80.8	0.0	40.8
Total:	5,019	100.0	798,654,996	7.40	354	633	80.5	46.8	92.5	1.7	45.0